UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2004

	Exact name of registrant as specified	I.R.S.
	in its charter, state of incorporation,	Employer
Commission	address of principal executive offices,	Identification
File Number	Telephone	Number

1-16305	PUGET ENERGY, INC.	91-1969407
A Washington Corporation.
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

1-4393	PUGET SOUND ENERGY, INC.	91-0374630
A Washington Corporation
10885 - N.E. 4th Street, Suite 1200
Bellevue, Washington 98004-5591
(425) 454-6363

ITEM 9. Regulation FD Disclosure

On October 24, 2003, Puget Sound Energy, Inc. (PSE) filed a request with the Washington Utilities and Transportation Commission (WUTC) to increase its electric rates by $64.4 million to recover higher projected power supply costs. The proposed rate increase included, among other things, the recovery of the projected costs associated with PSE’s proposed acquisition of a 49.85% share of Frederickson Power LP’s Frederickson 1 generation facility (250 MW) located near Tacoma, Washington.

On April 7, 2004, the WUTC issued an order approving PSE’s acquisition of the 49.85% share of Frederickson Power LP’s Frederickson 1 generation facility in the power cost only rate case. In the order, the WUTC determined that the Frederickson 1 acquisition was prudently made at a reasonable cost. The costs associated with the acquisition, including projected baseline gas costs for the rate period were approved for recovery through rates.

On May 13, 2004, the WUTC issued a second order in PSE’s power cost only rate case. In the order, the WUTC determined that PSE did not prudently manage gas costs for the Tenaska electric generation plant, ordered that PSE adjust its Power Cost Adjustment (PCA) deferral account to reflect a one-time pre-tax disallowance of $25.6 million, and established guidelines for future recovery of Tenaska costs. The order also reflects the WUTC’s final approval of other adjustments to the power costs that result in an increase of cost recovery in rates of $44.1 million, which includes the costs of the Frederickson 1 generation plant acquisition approved last month. The WUTC order is attached as Exhibit 99.1.

PSE is disappointed in the WUTC’s findings regarding Tenaska’s fuel management and the disallowance. Based upon review of the order, PSE is currently unable to determine the accounting ramifications of the WUTC’s actions and how specifically the PCA accounts will be impacted. Consequently, PSE will seek clarification and reconsideration of parts of the WUTC’s ruling at a post order conference and by written motion that must be filed with the WUTC no later than May 24, 2004. PSE will request that the WUTC rule on the motion expeditiously. Generally, the WUTC rules on such motions within 20 days.

ITEM 7. Exhibits

Exhibit	99.1	Washington Commission order dated May 13, 2004 approving power cost only rate increase and disallowing portion of Tenaska generating costs.

Statement Regarding Forward-Looking Statements
The Company is including the following cautionary statement in this Current Report on Form 8-K to take advantage of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 for any forward-looking statements made by or on behalf of the Company. Words such as “anticipate,” “believe,” “expect,” “future,” and “intend” and similar expressions are used to identify forward-looking statements. However, these words are not the exclusive means of identifying such statements. In addition, any statements that refer to expectations, projections, or other characterizations of future events or circumstances are forward-looking statements. Forward-looking statements involve risks and uncertainties which could cause actual results or outcomes to differ materially from those expressed. More information regarding factors that potentially could affect the Company’s financial results is included in the Company’s most recent quarterly report on Form 10-Q and annual report on Form 10-K filed with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

PUGET ENERGY, INC.

PUGET SOUND ENERGY, INC.

/s/ James W. Eldredge
James W. Eldredge
Corporate Secretary and Chief Accounting Officer

Date: May 18, 2004